Exhibit 99.1

BY-LAWS

OF

THE NEW AMERICA HIGH INCOME FUND, INC.

A Maryland Corporation

Amended as of June 17, 2020

ARTICLE I - STOCKHOLDERS

SECTION 1. Annual Meetings.  The annual meeting of the stockholders of THE NEW AMERICA HIGH INCOME FUND, INC. (the “Corporation”) shall be held on such date and at such time and at such place as shall be designated from time to time by the Board of Directors.  An annual meeting may be held at the time and at any place within or outside of the State of Maryland as may be determined by the Board of Directors as shall be designated in the notice of the meeting.  Any business of the Corporation properly brought before an annual meeting, as set forth in Section 12 and Section 13 of this Article I, may be transacted at such annual meeting, unless otherwise provided by statute, the Corporation’s Articles of Incorporation (for purposes hereof, references to the “Articles of Incorporation” shall be deemed to mean and include all amendments and/or restatements thereof) or these By-Laws.  Notwithstanding the foregoing, no annual meeting of the stockholders shall be held in any year in which:

(a) the election of directors is not required to be acted upon by the stockholders under the Investment Company Act of 1940, as amended (the “1940 Act”); and

(b) an annual meeting is not otherwise required under the rules and regulations of the principal exchange on which the Corporation’s securities are then traded.

SECTION 2. Special Meetings.  Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation’s Articles of Incorporation, may be held at any place within or outside the State of Maryland, and may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, at the request in writing of stockholders entitled to cast at least fifty-one percent (51%) of the votes entitled to be cast at the meeting delivered to the Secretary at the principal offices of the Corporation and upon payment by such stockholders to the Corporation of the reasonably estimated cost of preparing and mailing a notice of the meeting (which estimated cost shall be provided to such stockholders by the Secretary of the Corporation), or as otherwise provided in the Articles of Incorporation.

Notwithstanding the foregoing, unless requested by stockholders entitled to cast a majority of the votes entitled to be cast at the meeting, a special meeting of the stockholders need not be called at the request of stockholders to consider any matter that is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve (12) months.  A written request of a stockholder for the holding of a special meeting shall state the purpose or purposes of the proposed meeting.

No business other than that specified in the notice of meeting shall be transacted at any special meeting.

SECTION 3. Notice of Meetings.  Written notice of the purpose or purposes and of the time and place of every meeting of the stockholders shall be given by the Secretary of the Corporation to each stockholder of record entitled to vote at the meeting, at least ten (10) days but not more than ninety (90) days prior to the date designated for the meeting (except as otherwise specified in the Articles of Incorporation).  Such notice may be given by any means (including electronic means) permitted under Maryland law.

The notice of any meeting of stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of certain action(s) or nominee(s), as the Board of Directors may select.  Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends the meeting in person or by proxy, or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting.

SECTION 4. Quorum.  Except as otherwise provided by statute or by the Articles of Incorporation, the presence in person or by proxy of stockholders of the Corporation entitled to cast at least a majority of the votes entitled to be cast at the meeting shall constitute a quorum at each meeting of the stockholders.  In the absence of a quorum, the stockholders present in person or by proxy at the meeting, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time as provided in Section 5 of this Article I until a quorum shall attend.  The stockholders present at any duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  The absence from any meeting in person or by proxy of holders of the number of shares of stock of the Corporation in excess of a majority that may be required by the laws of the State of Maryland, the 1940 Act or other applicable statute, the Articles of Incorporation or these By-Laws, for action upon any given matter shall not prevent action at the meeting on any other matter or matters that may properly come before the meeting, so long as there are present, in person or by proxy, holders of the number of shares of stock of the Corporation required for action upon such other matter or matters.

SECTION 5. Adjournment.  Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which the adjournment is taken.  At any adjourned meeting at which a quorum shall be present, any action may be taken that could have been taken at the meeting originally called.  A meeting of the stockholders may not be adjourned to a date more than one hundred twenty (120) days after the original record date.

SECTION 6. Organization.  At every meeting of the stockholders, the Chairman of the Board, if any, or in his absence or inability to act or if there is no Chairman of the Board, the President, or in his absence or inability to act, a Vice President designated by the President, or in the absence or inability to act of the Chairman of the Board, the President and all Vice Presidents, a chairman chosen by the stockholders, shall act as chairman of the meeting.1  The Secretary, or in his absence or inability to act, a person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes of the meeting.

SECTION 7. Order of Business.  The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

SECTION 8. Voting.  Except as otherwise provided by statute or the Articles of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one (1) vote for every share of stock (and a proportionate fractional interest for each such fractional share) standing in his name on the records of the Corporation, as of the record date determined pursuant to Section 9 of this Article I.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him as proxy in any manner permitted under Maryland law, including (a) written authorization executed by the stockholder or the stockholder’s agent or (b) transmission via telephonic or any other electronic means (including over the internet) of authorization to the person or persons authorized to act as proxy or to any other person designated to receive authorization on behalf of such person or persons.  Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases in which the proxy states that it is irrevocable and in which an irrevocable proxy is permitted by law.

Subject to any provision of applicable binding law, the Articles of Incorporation, these By-Laws or a resolution of the directors specifying a greater or a lesser vote requirement, for the transaction of any item of business that properly comes before any meeting of stockholders, (i) with respect to the election of directors, other than a Contested Election, a nominee receiving the affirmative vote of a plurality of the shares represented in person or by proxy at any meeting at which a quorum is present shall be deemed and declared elected, (ii) with respect to a Contested Election, a nominee receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at such meeting shall be deemed and declared elected, and (iii) for all other items of

1  Masculine gender terms equally refer to all gender designations for purposes of these By-Laws.

business, upon the affirmative vote of a majority of the votes cast in person or by proxy at any meeting at which a quorum is present and entitled to vote on the subject matter, such matter shall be deemed and declared approved.

For purposes of the foregoing paragraph, “Contested Election” shall mean any election of directors in which the number of persons nominated for election as directors with respect to a given class of stock of the Corporation in accordance with Article I, Section 13 hereof exceeds the number of directors to be elected with respect to such class, with the determination that any election of directors is a Contested Election to be made by the Secretary or other officer of the Corporation prior to the time the Corporation mails its initial proxy statement in connection with such election of directors.  If, prior to the time the Corporation mails its initial proxy statement in connection with such election of directors, one or more persons nominated for election as a director are withdrawn or deemed to be ineligible pursuant to these By-Laws, such that the number of persons nominated for election as director no longer exceeds the number of directors to be elected, such election shall not be considered a Contested Election.

SECTION 9. Fixing of Record Date for Determining Stockholders Entitled to Vote at Meeting.  The Board of Directors may set a record date for the purpose of determining stockholders entitled to vote at any meeting of the stockholders.  The record date for a particular meeting shall be not more than ninety (90) nor fewer than ten (10) days before the date of the meeting.  All persons who were holders of record of shares as of the record date of a meeting, and no others, shall be entitled to vote at such meeting and any adjournment thereof.

SECTION 10. Inspectors.  The Board of Directors may, in advance of any meeting of stockholders, appoint one (1) or more inspectors to act at the meeting or at any adjournment of the meeting.  If the inspectors shall not be so appointed, or if any of them shall fail to appear or act, the chairman of the meeting may appoint inspectors.  Each inspector, before entering upon the discharge of his duties, shall, if required by the chairman of the meeting, take and sign an oath to execute faithfully the duties of inspector at the meeting with strict impartiality and according to the best of his ability.  The inspectors shall determine the number of shares outstanding and the voting power of each share, the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do those acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the chairman of the meeting or any stockholder entitled to vote at the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them.  No director or candidate for the office of director shall act as inspector of an election of directors.  Inspectors need not be stockholders of the Corporation.

SECTION 11. Consent of Stockholders in Lieu of Meeting.

(a) Any action required or permitted to be taken at a meeting of stockholders of any class of stock of the Corporation may be taken without a meeting if the holder or holders of fifty-one percent (51%) or more of the total number of then issued and outstanding class of stock of the Corporation entitled to vote on such matter (or such higher proportion as would be required by applicable law, the Articles of Incorporation or these By-Laws with respect to such action at an in-person meeting) consent to the action in writing, the written consents are filed with the records of stockholders’ meetings, and the procedures in this Article I, Section 11 have been complied with.  Such consents shall be treated for all purposes as a vote taken at a meeting of stockholders.

(b) In order that the Corporation may determine the stockholders entitled to consent to an action in writing without a meeting, the Board of Directors may fix a record date (the “Consent Record Date”), which date shall not precede the date upon which the resolution fixing such record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing such record date is adopted by the Board of Directors. Any stockholder seeking to have the stockholders authorize or take an action by written consent (a “Stockholder Requested Consent Solicitation”) shall, by written notice to the Secretary at the principal offices of the Corporation, first request that the Board of Directors fix a Consent Record Date for such purpose, which request shall be in proper form as provided in subsection (c) of this Article I, Section 11. A “Consent Requesting Person” shall mean a stockholder or stockholders of record making the request to fix a Consent Record Date.

(c) Without qualification, a request by a stockholder for the Board of Directors to fix a Consent Record Date shall not be valid unless a Consent Requesting Person timely provides a request to set a Consent Record Date in writing and in proper form to the Secretary at the principal offices of the Corporation. To be in proper form for purposes of this Article I, Section 11, such request shall include the signature and date of signature by the Consent Requesting Person submitting such request and set forth as to each matter to be submitted for stockholder action by written consent in the Stockholder Requested Consent Solicitation and each Consent Requesting Person, all information required to be set forth in a notice by a stockholder under Article I, Section 12, as if such matter were to be considered at an annual meeting of stockholders, except that for purposes of this Article I, Section 11(c), all information required as to the stockholder giving notice under Article I, Section 12 shall instead be required as to the Consent Requesting Person. Notwithstanding anything to the contrary contained in this Article I, Section 11, upon receipt of a request by a Consent Requesting Person to set a Consent Record Date, the Board of Directors may require the Consent Requesting Person(s) submitting such request to furnish such other information as may be deemed necessary or advisable by the Board to determine the validity of the request required by this Article I, Section 11, and to determine whether such request relates to an action that may be effected by written consent of stockholders without a meeting under this Article I, Section 11 and applicable law.

(d) The Secretary shall not accept, and shall consider ineffective, any request to set a Consent Record Date that (i) does not comply with this Article I, Section 11, (ii) relates to an action proposed to be taken by written consent of stockholders without a meeting that is not a proper subject for stockholder action under applicable law, (iii) includes an action proposed to be taken by written consent of stockholders without a meeting that did not appear on the written request that resulted in the determination of the Consent Record Date, or (iv) otherwise does not comply with applicable law. Notwithstanding anything in these By-Laws to the contrary, if the Board of Directors determines that any request to fix a Consent Record Date was not properly made in accordance with this Article I, Section 11, or that the Consent Requesting Person has not otherwise complied with this Article I, Section 11, then the Board of Directors shall not be required to fix such Consent Record Date.

(e) The Board of Directors shall promptly, but in any case within ten (10) days after the date on which a request for a Consent Record Date is received or, if later, five (5) days after delivery of any additional information requested by the Corporation to determine the validity of any such request or whether the action to which such request relates is an action that may be taken by written consent of stockholders without a meeting, determine the validity of such request and whether such request relates to an action that may be taken by written consent of the stockholders without a meeting under this Article I, Section 11 and applicable law. If such request is valid, the Board of Directors may adopt a resolution fixing the Consent Record Date. If (i) the request required by Article I, Section 11(b) has been determined by the Board of Directors to be valid and to relate to an action that may be effected by written consent in accordance with Article I, Section 11 and applicable law, or (ii) no such determination shall have been made by the date required by this Article I, Section 11(e), and in either event no Consent Record Date has been fixed by the Board of Directors, the Consent Record Date, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with Article I, Section 11(f). If no Consent Record Date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law in response to a valid request for a Consent Record Date, the Consent Record Date shall be at 5:00 p.m. Eastern Time on the date on which the Board of Directors adopts the resolution taking such prior action.

(f) Every written consent pursuant to this Article I, Section 11 shall bear the date of signature of each stockholder who shall sign such consent, and no written consent shall be effective to take the subject action referred to therein unless, within sixty (60) days of the date of the earliest dated consent delivered to the Corporation in the manner required by this Article I, Section 11, written consents signed by a sufficient number of stockholders to take action shall be delivered to the Corporation by delivery to its principal offices or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery of written consents under this Article I, Section 11(f) shall be by hand, electronic transmission, or by certified or registered mail, return receipt requested.

(g) In the event of the delivery to the Corporation of a written consent or consents purporting to represent the requisite voting power to authorize or take corporate action and/or related revocations, the Secretary shall provide for the safekeeping of such consents and revocations and shall promptly engage an inspector of election for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. Subject to applicable law, no action by written consent without a meeting shall be effective until such inspector of election has completed his review, determined that the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders.

(h) Any stockholder seeking an action proposed to be taken by written consent shall further update the information previously provided by such stockholder to the Corporation in connection therewith, if necessary, so that the information provided or required to be provided pursuant to this Article I, Section 11 shall be true and correct (i) as of the Consent Record Date and (ii) as of the date that is ten (10) days prior to the date the Stockholder Requested Consent Solicitation is commenced. Such update shall be delivered to, or mailed and received by, the Secretary at the principal offices of the Corporation not later than 5:00 p.m. Eastern Time five (5) business days after the Consent Record Date (in the case of the update required to be made for the foregoing clause (i)) and not later than five (5) business days prior to the date that the Stockholder Requested Consent Solicitation is commenced (in the case of the update required to be made for the foregoing clause (ii)). Any stockholder giving a written consent may revoke the consent in any manner permitted by applicable law.

(i) Notwithstanding anything in these By-Laws to the contrary, any action by written consent of stockholders without a meeting that does not comply with the requirements of this Article I, Section 11 shall be considered invalid and the Secretary shall not accept, and shall consider ineffective, any consents delivered to the Corporation in connection therewith.

(j) Notwithstanding anything to the contrary set forth herein, (i) none of the foregoing provisions of this Article I, Section 11 shall apply to any solicitation of stockholder action by written consent in lieu of a meeting by, or at the direction of, the Board of Directors, and (ii) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.

SECTION 12. Advance Notice of Matters to be Presented at an Annual Meeting of Stockholders.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting as set forth below.  To be properly brought before an annual meeting, such business must (1) be specified in the notice of the meeting (or any supplement thereto) given by the Corporation pursuant to Section 3 of Article I of these Bylaws, or (2) be brought before the meeting by or under the direction of the Board of Directors (or the Chairman of the Board or the President), or (3) be properly brought before the meeting by a stockholder who complied with the notice provisions set forth in this Section 12 and who held at least $2,000 in market value, or 1%, of the Corporation’s securities entitled to be voted on the proposal at the meeting for at least one year by the date such stockholder submitted such nomination or proposal.  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary.  To be timely, such stockholder’s notice must be received by the Secretary at the principal offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting; provided, however, that in the event that during the prior year the Corporation did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year’s annual meeting (other than as a result of adjournment), then such stockholder’s notice must be received by the Secretary at the principal offices of the Corporation not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.  For purposes of this section, “public announcement” includes disclosure in a press release provided to the Dow Jones News Services, Associated Press or another national news service or in a document filed by the Corporation with the Securities and Exchange Commission (the “SEC”) that is publicly available.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at the annual meeting, except in accordance with the procedures set forth in this Section 12.  The chairman of the meeting shall have the authority, if the facts warrant, to determine that business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 13. Director Nominations for Election at Stockholder Meetings.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at any meeting of stockholders.  Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders or at a special meeting of stockholders as to which the notice of meeting provides for election of directors, by or under the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 13 and who held at least $2,000 in market value, or 1%, of the Corporation’s securities entitled to be voted on the nomination at the meeting for at least one year by the date such stockholder submitted such nomination.  Such nominations, other than those made by or under the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary.  In the event that such stockholder’s notice pertains to an annual meeting of stockholders, to be timely, such stockholder’s notice must meet the criteria for timeliness specified in Section 12 of this Article I for stockholder submission of matters to be considered at an annual meeting.  In the event that such stockholder’s notice pertains to a special meeting of stockholders, to be timely, such stockholder’s notice must be received by the Secretary at the principal offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such special meeting is first made.  For purposes of this section, “public announcement” has the same meaning as in Section 12 of this Article I.  Such stockholder’s notice shall set forth:

(a) As to each person whom the stockholder proposes to nominate for election as a director:

(i)                                     The name, age, business address and residence address of the person;

(ii)                                  The principal occupation or employment of the person;

(iii)                               The class and number of shares of stock of the Corporation which are owned, beneficially or of record, directly or indirectly, by such proposed nominee and any Proposed Nominee Associated Person, and the name and address of the recordholder(s) of such shares (if different than the beneficial owner(s)) as they appear on the records of the Corporation;

(iv)                              The name of each nominee holder of shares owned beneficially, but not of record, by such proposed nominee or any Proposed Nominee Associated Person, and the number of such shares held by each such nominee holder;

(v)                                 Whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such proposed nominee, or any Proposed Nominee Associated Person, with respect to shares of the Corporation;

(vi)                              Whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made by or on behalf of such proposed nominee, or any Proposed Nominee Associated Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such proposed nominee, or any Proposed Nominee Associated Person, or to increase or decrease the voting power or pecuniary or economic interest of such proposed nominee, or any Proposed Nominee Associated Person, with respect to the shares;

(vii)                           A written questionnaire with respect to the background and qualifications of the nominee completed by the nominee in the form required by the Corporation (which form the stockholder giving the notice shall request in writing from the Secretary, and which the Secretary shall provide to such stockholder within five (5) business days of receiving such request);

(viii)                        A representation as to whether such proposed nominee is an “interested person,” as defined under Section 2(a)(19) of the 1940 Act, and sufficient information about the proposed nominee to permit counsel to the Corporation to confirm such representation, including information with respect to each relationship set forth in Section 2(a)(19) of the 1940 Act which may cause such proposed nominee to be an interested person of the Corporation or a representation that no such relationship exists;

(ix)                              Information to establish to the satisfaction of the Board of Directors that the proposed nominee satisfies the director qualifications, as set out in these By-Laws;

(x)                                 A representation and agreement in the form required by the Corporation (which form the stockholder giving the notice shall request in writing from the Secretary, and which the Secretary shall provide to such stockholder within five (5) business days of receiving such request) that the nominee intends to serve as a director for the full term for which he or she is to stand for election; and

(xi)                              Any other information relating to the proposed nominee or Proposed Nominee Associated Person that would be required to be disclosed in solicitations for proxies for elections of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (even if an election contest is not involved); and

(b) As to the stockholder giving the notice:

(i)                                     The name and address of the stockholder, as they appear on the Corporation’s books, and of such beneficial owner and of any Stockholder Associated Person;

(ii)                                  The class and number of shares of the Corporation which are owned beneficially and of record by such stockholder, such beneficial owner, and any Stockholder Associated Person;

(iii)                               Whether and the extent to which any derivative instrument, swap option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any Stockholder Associated Person, with respect to shares of the Corporation;

(iv)                              Whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made by or on behalf of such person, or any Stockholder Associated Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any Stockholder Associated Person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any Stockholder Associated Person, with respect to shares of the Corporation;

(v)                                 A description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any Stockholder Associated Person and any proposed nominee or any other person or persons (including their names) pursuant to which the proposal(s) or nomination(s) are being made by such person, and any material interest of such person, or any Stockholder Associated Person, in such proposal or nomination, including any anticipated benefit therefrom to such person, or any Stockholder Associated Person;

(vi)                              A representation that the stockholder, or group of stockholders, giving notice intends to appear in person at the annual meeting or special meeting in lieu of an annual meeting to make the proposals or nominate the persons named in its notice; and

(vii)                           Any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors in an election contest pursuant to Section 14 of the Exchange Act (even if an election contest is not involved).

For purposes of the foregoing, a “Proposed Nominee Associated Person” of any proposed nominee shall mean (A) any person acting in concert with such proposed nominee and (B) any direct or indirect beneficial owner of shares owned of record or beneficially by such proposed nominee or person acting in concert with the proposed nominee. A “Stockholder Associated Person” of any beneficial or record stockholder shall mean (A) any person acting in concert with such stockholder, (B) any direct or indirect beneficial owner of shares owned of record or beneficially by such stockholder or any person acting in concert with such stockholder, (C) any person controlling, controlled by or under common control with such stockholder or a Stockholder Associated Person and (D) any member of the immediate family of such stockholder or Stockholder Associated Person.

The chairman of the meeting shall have the authority, if the facts warrant, to determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 14. Information Provided by Stockholders.  A stockholder of record, or group of stockholders of record, providing notice of any proposal or nomination proposed to be made at an annual meeting or special meeting of stockholders shall further update and supplement such notice, if necessary, so that:

(a) The information provided or required to be provided in such notice pursuant to Article I, Section 12 and Article I, Section 13 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for determining the stockholders entitled to receive notice of such annual meeting; and

(b) Any subsequent information reasonably requested by the Board of Directors to determine that any proposed nominee has met the director qualifications as set out in these By-Laws is provided, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five business days after the request by the Board of Directors for subsequent information regarding director qualifications has been delivered to or mailed and received by such stockholder of record, or group of stockholders of record, providing notice of any nomination.

ARTICLE II - BOARD OF DIRECTORS

SECTION 1. General Powers.  Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the stockholders by law, by the Articles of Incorporation or by these By-Laws.

SECTION 2. Number, Election and Term of Directors.  Subject to the Articles of Incorporation, the number of directors and the directorships to be filled by vote of the holders of particular classes of stock, if applicable, to the exclusion of other classes of stock, shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the directors then in office.  The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 6 of this Article II, and each director elected shall hold office until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed as provided in these By-Laws, or as otherwise provided by statute or the Articles of Incorporation.  Any vacancy created by an increase in directors may be filled in accordance with Section 6 of this Article II and the terms of the Articles of Incorporation.  Except as provided in the Articles of Incorporation, no reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his term unless the director is specifically removed pursuant to Section 5 of this Article II at the time of the decrease.  A director need not be a stockholder of the Corporation, a citizen of the United States or a resident of the State of Maryland.

In the event of a Contested Election, if one (or more) nominees are elected who were not directors prior to such Contested Election (“Non-Incumbents”), then the Non-Incumbents shall first fill any vacancies and then succeed those directors who served as directors prior to such Contested Election and stood for re-election at such Contested Election with the fewest affirmative votes.  If an annual meeting (the “Current Annual Meeting”) is called for the purpose of considering the election of a director whose term is expiring at the time of such annual meeting (an “Expiring Director”) or such director’s successor, and the Expiring Director is not elected and such Expiring Director’s successor is not elected and qualified (in either case, because the required vote or quorum is not obtained, or otherwise), then such director shall remain a member of the Board of Directors, holding office until the next annual meeting following the Current Annual Meeting and until the election and qualification of such director’s successor, if any, or until such director sooner dies, resigns, retires or is removed.

SECTION 3. Director Qualifications.  All directors shall satisfy the requirements set forth below in this Section 3 of this Article II, except that such requirements are subject to waiver by a majority of directors in office at the time of the nomination of such director.  In addition, such requirements do not apply to the President of the Corporation who may, from time to time, serve as an interested Director on the Board.

(a) Only persons satisfying the following qualification requirements applicable to all directors may be nominated, elected, appointed, qualified or seated (“nominated or seated”) to serve as directors:

(i)                                     An individual nominated or seated as a director shall be at least twenty-one years of age and not older than any mandatory retirement age, as may be determined from time to time by the directors or a committee of the directors, in each case at the time the individual is nominated or seated;

(ii)                                  An individual nominated or seated as a director shall, at the time the individual is nominated or seated, serve as a trustee or director of no more than five issuers (including the Corporation) having securities registered under the Exchange Act (investment companies or individual series thereof having the same investment adviser or investment advisers affiliated through a control relationship shall all be counted as a single company for this purpose);

(iii)                               Except as set forth in this Section 3, an individual nominated or seated as a director shall not be an employee, officer, partner, member, trustee, director or 5% or greater shareholder in any investment adviser;

(iv)                              An individual nominated or seated as a director shall not be and shall not have been subject to any censure, order, consent decree (including consent decrees in which the respondent has neither admitted nor denied the findings) or adverse final action of any federal, state or foreign governmental or regulatory authority (including self-regulatory organizations), barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business (collectively, “Prohibited Conduct”), nor shall an individual nominated or seated as a director be the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or seated as a director failing to satisfy the requirements of this paragraph, nor shall any individual nominated or seated as a director be or have engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the SEC censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended; and

(v)                                 An individual nominated or seated as a director shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(b) of the 1940 Act that would permit, or could reasonably have been expected or would reasonably be expected to permit the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from serving or acting as an employee, officer, trustee, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of such investment adviser, depositor, or principal underwriter.

SECTION 4. Resignation.  A director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or to the President or the Secretary of the Corporation.  Any resignation shall take effect at the time specified in it or, should the time when it is to become effective not be specified in it, immediately upon its receipt.  Acceptance of a resignation shall not be necessary to make it effective unless the resignation states otherwise.

SECTION 5. Removal of Directors.  Any director of the Corporation may be removed by the stockholders having the power to elect such director, with or without cause, by a vote of a majority of the votes entitled to be cast for the election of such director, subject to the terms of the Articles of Incorporation.

SECTION 6. Vacancies.  Subject to the provisions of the 1940 Act and the Articles of Incorporation, any vacancies in the Board of Directors, whether arising from the death, resignation, removal or any other cause except an increase in the number of directors, shall be filled by the Board of Directors pursuant to the vote of the majority of all directors then in office and by a separate vote of a majority of the directors who were elected by the class of stockholders, if applicable, that elected the director whose death, resignation or removal caused the vacancy, provided that no vacancy or vacancies shall be filled by action of the remaining directors if, after the filling of the vacancy or vacancies, fewer than two-thirds (2/3) of the directors then holding office shall have been elected by the stockholders of the Corporation.  Except as provided in the Articles of Incorporation, a majority of the entire Board may fill a vacancy that results from an increase in the number of directors.  In the event that at any time a vacancy exists in any office of a director that may not be filled by the remaining directors, a special meeting of the stockholders shall be held for the purpose of filling the vacancy or vacancies.  Except as provided in the Articles of Incorporation, any director appointed by the Board of Directors to fill a vacancy shall hold office only until the next annual meeting of stockholders of the Corporation and until a successor has been elected and qualifies or until his earlier resignation or removal.  Except as provided in the Articles of Incorporation, any director elected by the stockholders to fill a vacancy shall hold office for the balance of the term of the director whose death, resignation or removal occasioned the vacancy and until a successor has been elected and qualified or until his earlier resignation or removal.

SECTION 7. Place of Meetings.  Meetings of the Board may be held at any place that the Board of Directors may from time to time determine or that is specified in the notice of the meeting.

SECTION 8. Regular Meetings.  Regular meetings of the Board of Directors may be held at the time and place determined by the Board of Directors.

SECTION 9. Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board and at least one other director at the time being in office, or by a majority of the directors at the time being in office.

SECTION 10. Notice of Meetings.  Notice of each meeting of the Board of Directors shall be given by the Secretary or any Assistant Secretary as hereinafter provided.  Each notice shall state the time and place of the meeting and shall be delivered to each director, either personally or by telephone or other form of electronic communication (including over the internet) at least twenty-four (24) hours before the time at which the meeting is to be held, or by first-class mail, postage prepaid, addressed to the director at his residence or usual place of business, and mailed at least three (3) days before the day on which the meeting is to be held.

SECTION 11. Waiver of Notice of Meetings.  Notice of any special meeting need not be given to any director who shall, either before or after the meeting, sign a written waiver of notice that is filed with the records of the meeting or who shall attend the meeting.

SECTION 12. Quorum and Voting.  Except as otherwise expressly required by statute, the Corporation’s Articles of Incorporation, these By-Laws, the 1940 Act or any other applicable statute, one-third (1/3), but not fewer than two (2), of the members of the entire Board of Directors shall be present in person at any meeting of the Board so as to constitute a quorum for the transaction of business at the meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board.  In the absence of a quorum at any meeting of the Board, a majority of the directors present may adjourn the meeting to another time and place until a quorum shall be present.  Notice of the time and place of any adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place were announced at the meeting at which the adjournment was taken, to the other directors.  At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 13. Organization.  The Board of Directors may designate a Chairman of the Board, who shall preside at each meeting of the Board.  In the absence or inability of the Chairman of the Board to act, the President, or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside at the meeting.  The Secretary (or, in his absence or inability to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes of the meeting.

SECTION 14. Committees.  The Board of Directors may designate one (1) or more committees of the Board of Directors, each consisting of two (2) or more directors.  To the extent provided in the resolution, and permitted by law, the committee or committees shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation.  Any committee or committees shall have the name or names determined from time to time by resolution adopted by the Board of Directors.  Each committee shall keep regular minutes of its meetings and provide those minutes to the Board of Directors when required.  The members of a committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

SECTION 15. Written Consent of Directors in Lieu of a Meeting.  Subject to the provisions of the 1940 Act, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

SECTION 16. Telephone Conference.  Members of the Board of Directors or any committee of the Board may participate in any Board or committee meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation by such means shall constitute presence in person at the meeting, subject to the provisions of the 1940 Act.

SECTION 17. Compensation.  Each director shall be entitled to receive compensation, if any, as may from time to time be fixed by the Board of Directors, including a fee for each meeting of the Board or any committee thereof, regular or special, he attends.  Directors may also be reimbursed by the Corporation for all reasonable expenses incurred in traveling to and from the place of a Board or committee meeting.

SECTION 18. Inspection of Books by Directors.  The results of all actions taken at a meeting of the directors, or by written consent of the directors, shall be recorded by the Secretary of the meeting appointed by the Board of Directors. Each director shall be entitled to examine the Articles of Incorporation and these By-Laws. Subject to such policies and procedures as may be adopted by the Board of Directors, a director shall also be entitled to access the Corporation’s other records and to receive such other information about the Corporation as is reasonably necessary for the director to perform his duties to the Corporation and its stockholders and otherwise only to the extent required by applicable law. Subject to such policies and procedures, a majority of the directors shall determine in good faith whether any request for such access to records or such other information is reasonably necessary for the directors to perform such duties, and such determination shall be binding upon the requesting director(s) and all other parties.

ARTICLE III - OFFICERS

SECTION 1. Number and Qualifications.  The officers of the Corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors.  The Board of Directors may elect or appoint one (1) or more Vice Presidents and may also appoint any other officers it deems necessary or proper.  Any two (2) or more offices may be held by the same person.  Each Officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as provided in these By-Laws.  Such other officers shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

SECTION 2. Resignations.  Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary.  Any resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt.  The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

SECTION 3. Removal of Officer.  Any officer of the Corporation may be removed by the Board of Directors with or without cause at any time.  Removal shall be without prejudice to the person’s contract rights, if any, but the appointment of any person as an officer, of the Corporation shall not of itself create contract rights.

SECTION 4. Vacancies.  A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office that shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to the office.

SECTION 5. Compensation.  The compensation of the officers of the Corporation shall be fixed by the Board of Directors, but this power may be delegated to any officer with respect to other officers under his control.

SECTION 6. Bonds or Other Security.  If required by the Board of Directors, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his duties, in an amount and with any surety or sureties as the Board may require.

SECTION 7. President.  The President shall be the chief executive officer of the Corporation.  In the absence or inability of the Chairman of the Board to act (or if there is none) the President shall preside at all meetings of the stockholders and of the Board of Directors.  The President shall have, subject to the control of the Board of Directors, general charge of the business and affairs of the Corporation, and may employ and discharge employees and agents of the Corporation and delegate any of the foregoing powers.

SECTION 8. Vice President.  Each Vice President shall have the powers and perform the duties that the Board of Directors or the President may from time to time prescribe.

SECTION 9. Treasurer.  Subject to the provisions of any contract that may be entered into with any custodian pursuant to authority granted by the Board of Directors, the Treasurer shall have charge of all receipts and disbursements of the Corporation and shall have or provide for the custody of the Corporation’s funds and securities; he shall have full authority to receive and give receipts for all money due and payable to the Corporation, and to endorse checks, drafts and warrants, in its name and on its behalf and to give full discharge for the same; he shall deposit all funds of the Corporation, except those that may be required for current use, in such banks or other places of deposit as the Board of Directors may from time to time designate; and in general he shall perform all duties incident to the office of Treasurer and such other duties as may from time to time be assigned to him by the Board of Directors or the President.

SECTION 10. Secretary.  The Secretary shall:

(a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board and the stockholders;

(b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

(c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

(d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

SECTION 11. Delegation of Duties.  In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.

SECTION 12. Appointment of Officers.  The Board of Directors may, from time to time, elect or appoint such officers or agents as the business of the Corporation may require pursuant to statutes, regulations or other applicable law, including without limitation the 1940 Act, the Exchange Act, the Sarbanes-Oxley Act of 2002, any rules adopted by the SEC under any of the foregoing, and the Bank Secrecy Act and any rules adopted thereunder by the SEC or the U.S. Department of Treasury.  Such officers or agents shall be considered officers for all purposes, including without limitation for all statutory purposes and for the purposes of the limitation of liability and indemnification provisions of the Corporation’s Articles of Incorporation and By-Laws, and shall include but not be limited to the offices of Chief Compliance Officer, Chief Financial Officer, Chief Executive Officer, Principal Financial Officer and Principal Executive Officer.

ARTICLE IV - STOCK

SECTION 1. Stock Certificates.  The Certificates representing shares of the Corporation’s stock shall be signed by or in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation.  Any or all of the signatures or the seal on the certificate may be facsimiles.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer, transfer agent or registrar was still in office at the date of issue.

SECTION 2. Stock Ledger.  There shall be maintained a stock ledger containing the name and address of each stockholder and the number of shares of stock of each class the stockholder holds.  The stock ledger may be in written form or any other form which can be converted within a reasonable time into written form for visual inspection.  The original or a duplicate of the stock ledger shall be kept at the principal office of the Corporation or at any other office or agency specified by the Board of Directors.

SECTION 3. Transfers of Shares.  Subject to the Articles of Incorporation, transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder of the shares, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for the shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon.  Except as otherwise provided by law or the Articles of Incorporation, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of the share or shares for all purposes, including, without limitation, for purposes of the right to receive dividends or other distributions and to vote as the owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person.

SECTION 4. Regulations.  The Board of Directors may authorize the issuance of uncertificated securities if permitted by law.  If stock certificates are issued, the Board of Directors may make any additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.  The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

SECTION 5. Lost, Destroyed or Mutilated Certificates.  The holder of any certificate representing the shares of stock of the Corporation shall immediately notify the Corporation of its loss, destruction or mutilation and the Corporation may issue a new certificate of stock in the place of any certificate issued by it that has been alleged to have been lost or destroyed or that shall have been mutilated.  The Board may, in its discretion, require the owner (or his legal representative) of a lost, destroyed or mutilated certificate:  to give to the Corporation a bond in a sum, limited or unlimited, and in a form and with any surety or sureties, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or the issuance of a new certificate.  Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

SECTION 6. Fixing of Record Date for Dividends, Distributions, etc.  The Board may fix, in advance, a date not more than ninety (90) days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of common stock or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

SECTION 7. Information to Stockholders and Others.  Any stockholder of the Corporation or his agent may inspect and copy during the Corporation’s usual business hours the Corporation’s By-Laws, minutes of the proceedings of its stockholders, annual statements of its affairs and voting trust agreements on file at its principal office.

ARTICLE V - INDEMNIFICATION AND INSURANCE

SECTION 1. Indemnification of Officers, Directors, Employees and Agents.

(a) The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law.  The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law.  The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law.  The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(b) Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the 1940 Act.

(c) References in this Article are to the Maryland General Corporation Law and to the 1940 Act as from time to time amended.  No amendment of these By-Laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

(d) Nothing herein shall protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

SECTION 2. Other Rights.  The indemnification provided by this Article V shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to hold the relevant office or position and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 3. Insurance.  The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him in any such capacity, or arising out of his status as such.

ARTICLE VI - LITIGATION, LIMITATION OF LIABILITY,

APPLICABLE LAW AND CONFLICTS OF LAW

SECTION 1. Litigation.  To the maximum extent permitted by law, any exercise of power described in Article VI of these By-Laws shall be final and binding on all persons (including stockholders of the Corporation).

SECTION 2. Derivative Actions.

(a) The purpose of this Article VI, Section 2 is to protect the interests of the Corporation and the stockholders of the Corporation by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Corporation and stockholders as a result of spurious stockholder demands and derivative actions. In addition to any requirements applicable to stockholders of a Maryland corporation that are not inconsistent with the terms of these By-Laws, a stockholder or stockholders may bring a derivative action on behalf of the Corporation only in accordance with the terms of this Article VI, Section 2.

(b) Except to the extent explicitly permitted under applicable law, no stockholder or group of stockholders shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Corporation or any class of shares of the Corporation without first making a demand on the directors requesting the directors to bring or maintain such action, proceeding or claim. Unless and to the extent that a determination is made otherwise under applicable law, such demand shall not be excused. Such demand shall be mailed to the Secretary of the Corporation at the Corporation’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the stockholder(s) to support the allegations made in the demand. Within 90 days of receipt of any such demand, the directors shall consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Corporation or the affected class, as applicable. If, during this 90-day period, the directors conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, the directors may extend the 90-day period by a period of time that the directors deem sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period. In their sole discretion, the directors may submit the question of whether to proceed with the claim to a vote of stockholders of the Corporation or a class of shares, as appropriate. To the maximum extent permitted by law, any decision by the directors to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of stockholders, shall be final and binding upon the stockholders.

(c) Any director acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Corporation or any class thereof who is not an “interested person” of the Corporation within the meaning of Section 2(a)(19) of the 1940 Act shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a director otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such director receives remuneration for his service as a director of the Corporation, (ii) the amount of such remuneration, (iii) the fact that such director was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the director approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the director or, if the director is also a stockholder, no material personal benefit that is not shared pro rata with other stockholders of the class of which the director is a stockholder.

(d) For purposes of this Article VI, Section 2, the directors may designate a committee to consider a demand by stockholders. Such committee (or the directors in the absence of a committee) shall be entitled to retain counsel or other advisers in considering the merits of the demand.

SECTION 3. Exclusive Right of Action. To the maximum extent permitted by law, each stockholder of the Corporation acknowledges and agrees that any alleged injury to the Corporation’s property, any diminution in the value of the stockholder’s shares, or any other claim arising out of or relating to an allegation regarding the actions, inaction, or omissions of or by the directors, the Corporation’s officers or the investment adviser of the Corporation is a legal claim belonging only to the Corporation and not to the stockholders individually. Accordingly, all stockholders shall be bound to bring any and all such claims pursuant only to the provisions of Article VI, Section 2. The stockholders acknowledge that, for these purposes, the Corporation is deemed to be a separate and distinct legal entity.

SECTION 4. Direct Claims. No group of stockholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Corporation or the directors predicated upon an express or implied right of action under the Articles of Incorporation or the 1940 Act, nor shall any single stockholder, who is similarly situated to one or more other stockholders with respect to the alleged injury, have the right to bring such an action, unless such group of stockholders or stockholder has obtained authorization from the directors to bring the action. Unless and to the extent that a determination is made otherwise under applicable law, such requirement shall not be excused.  A request for authorization shall be mailed to the Secretary of the Corporation at the Corporation’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the group of stockholders or stockholder to support the allegations made in the request. The directors shall consider such request within 90 days of its receipt by the Corporation. In their sole discretion, the directors may submit the matter to a vote of stockholders of the Corporation or class of shares, as appropriate. Any decision by the directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of stockholders, shall be made in their business judgment and shall be binding on all stockholders.

SECTION 5. No Implied Duties or Liabilities. Except to the extent required by applicable law or expressly stated herein, nothing in the Articles of Incorporation or these By-Laws shall be deemed to create any fiduciary duty or other legal obligation (a) on the part of the Corporation’s directors or officers to the Corporation, the stockholders or any other party; or (b) on the part of the Corporation to any person.

SECTION 6. Applicable Law. The Corporation is governed by and construed and administered according to the laws of the State of Maryland, although such laws shall not be viewed as limiting the powers otherwise granted to the directors in the Articles of Incorporation and these By-Laws, and any ambiguity shall be viewed in favor of such powers. The Corporation is a Maryland corporation and, without limiting the provisions hereof, the Corporation may exercise all powers which are ordinarily exercised by such a corporation. Any suit, action or proceeding brought by or in the right of any stockholder of the Corporation or any person claiming any interest in any shares of the Corporation seeking to enforce any provision of, or based on any matter arising out of, related to, or in connection with, the Articles of Incorporation or the Corporation, any class or any shares of the Corporation, including, without limitation, any claim (whether direct, derivative or otherwise) of any nature against or on behalf of the Corporation, or any class of shares, the directors or officers of the Corporation, shall be brought exclusively in the Circuit Court for Baltimore City, Maryland, or to the extent such court does not have jurisdiction, then such actions and/or claims shall be brought in the United States District Court for the District of Maryland, Baltimore Division, unless the Corporation consents in writing to the selection of an alternative forum. If a stockholder or group of stockholders bring a claim in a jurisdiction other than as specified above, and venue for such claim is subsequently changed through legal process to the Circuit Court for Baltimore City, Maryland, or the United States District Court for the District of Maryland, Baltimore Division, such stockholder(s) shall reimburse all expenses incurred by the Corporation or any other person in effecting such change of venue.

SECTION 7. Provisions in Conflict with Law or Regulations.

(a) The provisions of the Articles of Incorporation and By-Laws are severable, and if the directors shall determine, with the advice of legal counsel, that any of such provisions is in conflict with the 1940 Act, the Internal Revenue code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Articles of Incorporation or By-Laws, as applicable; provided, however, that such determination shall not affect any of the remaining provisions of the Articles of Incorporation or By-Laws or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Articles of Incorporation or By-Laws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of the Articles of Incorporation or By-Laws in any jurisdiction.

ARTICLE VII - SEAL

The seal of the Corporation shall be circular in form and shall bear the name of the Corporation, the year of its incorporation, the word “Maryland” and any emblem or device approved by the Board of Directors.  The seal may be used by causing it or a facsimile to be impressed or affixed or in any other manner reproduced, or by placing the word “(seal)” adjacent to the signature of the authorized officer of the Corporation.

ARTICLE VIII - FISCAL YEAR

SECTION 1. Fiscal Year.  The Corporation’s fiscal year shall be fixed by the Board of Directors.

SECTION 2. Accountant.

(a) The Corporation shall employ an independent public accountant or a firm of independent public accountants of national reputation to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation.  Such independent public accountant or firm of independent public accountants is referred to herein as the “Accountant.” The Accountant’s certificates and reports shall be addressed both to the Board of Directors and to the stockholders.  The employment of the Accountant shall be conditioned upon the right of the Corporation to terminate the employment forthwith without any penalty by vote of a majority of the outstanding voting securities at any stockholders’ meeting called for that purpose.

(b) A majority of the members of the Board of Directors who are not “interested persons” as that term is defined in the 1940 Act of the Corporation shall select the Accountant at any meeting held within thirty (30) days before or after the beginning of the fiscal year of the Corporation or before the annual stockholders’ meeting in that year.

(c) Any vacancy occurring between annual meetings, due to the resignation of the Accountant, may be filled by the vote of a majority of the members of the Board of Directors who are not “interested persons” of the Corporation, as that term is defined in the 1940 Act, at a meeting called for the purpose of voting on such action.

ARTICLE IX - CUSTODY OF SECURITIES

SECTION 1. Employment of a Custodian.  The Corporation shall place and at all times maintain in the custody of a custodian (including any sub-custodian for the custodian) (herein the “Custodian”) all funds, securities and similar investments owned by the Corporation, except to the extent that margin for futures transactions are held by a futures commission merchant, as permitted by the SEC’s Division of Investment Management.  The Custodian (and any sub-custodian) shall be an institution conforming to the requirements of Section 17(f) of the 1940 Act and the rules of the SEC thereunder.  The Custodian shall be appointed from time to time by the Board of Directors, which shall fix its remuneration.

SECTION 2. Termination of Custodian Agreement.  Upon termination of the Custodian Agreement or inability of the Custodian to continue to serve, the Board of Directors shall promptly appoint a successor Custodian, but in the event that no successor Custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the stockholders to determine whether the Corporation shall function without a Custodian or shall be liquidated.  If so directed by vote of the holders of a majority of the outstanding shares of stock entitled to vote of the Corporation, the Custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.

ARTICLE X - AMENDMENTS

The Board of Directors, and not the stockholders, shall have the exclusive power to make, alter, amend or repeal the By-laws of the Corporation.

Adopted, November 19, 1987, as amended on January 27, 1988,
February 7, 1989, March 1, 1989, February 15, 1996, February 19, 1997,
January 18, 1999, February 17, 2000, February 14, 2002, October 17, 2002,
September 24, 2004, July 25, 2005, and June 17, 2020.